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                           SEVENTH AMENDMENT AGREEMENT

                            Dated as of May 17, 2002

                           LILLIAN VERNON CORPORATION,

                   LILLIAN VERNON FULFILLMENT SERVICES, INC.,

                             LVC RETAIL CORPORATION,

                       LILLIAN VERNON INTERNATIONAL, LTD.,

                           THE BANKS NAMED HEREIN and

                               JPMORGAN CHASE BANK
                  (Formerly known as The Chase Manhattan Bank)

                      Financing Transaction Document Index

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Loan Documentation                                                           Tab
------------------                                                           ---

Seventh Amendment Agreement                                                   1

Seventh Amendment Fee Letter                                                  2

Secretary's Certificate of the Borrower and each Guarantor                    3

                                                                  EXECUTION COPY

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                           SEVENTH AMENDMENT AGREEMENT

                            Dated as of May 17, 2002

                                      among

                           LILLIAN VERNON CORPORATION,

                                  as Borrower,

                   LILLIAN VERNON FULFILLMENT SERVICES, INC.,

                           LVC RETAIL CORPORATION and

                       LILLIAN VERNON INTERNATIONAL, LTD.

                                 as Guarantors,

                               JPMORGAN CHASE BANK
                  (formerly known as The Chase Manhattan Bank),

                                    as Agent,

                                       and

                             THE BANKS NAMED HEREIN

                                   ----------

              To The Credit Agreement Dated as of August 19, 1996

                                   ----------

================================================================================

     THIS SEVENTH AMENDMENT AGREEMENT, dated as of May 17, 2002 (this "Amendment"), among LILLIAN VERNON CORPORATION, a Delaware Corporation (the "Borrower"), LILLIAN VERNON FULFILLMENT SERVICES, a Virginia corporation ("LVFS"), LVC RETAIL CORPORATION, a Delaware corporation ("LVC"), and LILLIAN VERNON INTERNATIONAL, LTD., a New York corporation ("LVI Inc.", and together with LVFS and LVC, the "Guarantors"), the several banks from time to time parties to the Agreement (as defined below) (the "Banks") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation, as agent for the Banks hereunder (in such capacity, the "Agent");

                              W I T N E S S E T H :

     WHEREAS, the parties hereto have entered into a Revolving Credit Agreement dated as of August 19, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement");


     WHEREAS, the Borrower has requested the Banks reduce the amount of the credit facility and amend certain financial covenants of the Borrower, effective as of the date hereof (the "Amendment Effective Date"); and

     WHEREAS, the Borrower and Guarantors desire, and each Bank and the Agent are willing, on the terms and conditions set forth below, to modify certain terms of the Agreement as set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings specified in the Agreement.

     SECTION 2. Amendment to the Agreement.

     (a) Schedule 2.01 to the Agreement is hereby amended by deleting such schedule in its entirety and inserting in lieu thereof the Schedule 2.01 attached to this Amendment.

     (b) Section 1.01 of the Agreement is hereby amended by deleting the defined term "Applicable Spread" contained therein and inserting in lieu thereof the following:

          "Applicable Spread " shall mean 100 basis points.

     (c) Section 1.01 of the Agreement is hereby amended by adding the following term immediately following the term "Assignment and Acceptance":

          "Available Commitment": as to any Bank at any time, an amount equal to
          (a) the amount of such Bank's Tranche 1 Commitment at such time less
          (b) the aggregate principal amount of all revolving credit loans made by such Bank to the Borrower pursuant to Section 2.02 hereof then outstanding; collectively, as to all the Lenders, the "Available Commitments".

     (d) Section 1.01 of the Agreement is hereby amended by deleting therefrom the terms "Available Amount" and "Unavailable Amount".

     (e) Section 2.05(a) of the Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting in lieu thereof the following:

          The Borrower agrees to pay to each Bank, through the Agent, a commitment fee (the "Tranche 1 Commitment Fee"), which Tranche 1 Commitment Fee shall be a quarterly fee, computed at the rate of 0.375% per annum on the average daily amount of the Available Commitments during each calendar quarter, and which shall be payable to the Banks pro rata based upon the Tranche 1 Commitments of the Banks.

     (f) Section 2.10 of the Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

          [Intentionally omitted.]

     (g) Section 6.10 of the Agreement is hereby amended by deleting such
Section in its entirety and inserting in lieu thereof the following:

               SECTION 6.10. Consolidated Capital Expenditures. Permit, during any fiscal year of the Borrower, Consolidated Capital Expenditures to exceed $5,000,000.

     (h) Section 6.11 of the Agreement is hereby amended by deleting such
Section in its entirety and inserting in lieu thereof the following:

               SECTION 6.11. Consolidated Net Income. Permit Consolidated Net Income to be less than zero for any fiscal year, calculated in accordance with GAAP; provided that for the fiscal periods set forth below the Borrower may have a net loss of up to but not exceeding the Permitted Net Loss set forth opposite such period as follows:

               Fiscal Period                          Permitted Net Loss
               -------------                          ------------------
               Fiscal Year 2002                       $10,000,000

               Fiscal Year 2003,
                 first quarter                        $ 6,000,000
                 first two quarters, year to date     $11,000,000
                 first three quarters, year to date   $ 7,500,000
                 four quarters, year to date          $ 6,750,000

     (i) Section 6.12 of the Agreement is hereby amended by deleting such
Section in its entirety and inserting in lieu thereof the following:

               SECTION 6.12. Consolidated Working Capital. With respect to each fiscal period set forth below, permit the Consolidated Working Capital to be less than the amount set forth opposite such period as follows:

                  Fiscal Period          Consolidated Working Capital
                  -------------          ----------------------------
                  4th Quarter 2002       $49,000,000
                  1st Quarter 2003       $39,000,000
                  2nd Quarter 2003       $28,000,000
                  3rd Quarter 2003       $17,000,000
                  4th Quarter 2003       $40,000,000
                  1st Quarter 2004       $36,000,000
                  2nd Quarter 2004       $24,000,000
                  3rd Quarter 2004       $15,000,000
                  4th Quarter 2004       $45,000,000
                  1st Quarter 2005       $39,000,000
                  2nd Quarter 2005       $27,000,000
                  3rd Quarter 2005       $18,000,000
                  4th Quarter 2005       $50,000,000

     (j) Section 6.13 of the Agreement is hereby amended by deleting the proviso at the end thereof and inserting in lieu thereof the following:

          ; provided that this covenant shall have no force and effect in respect of (i) the Borrower's second, third and fourth fiscal quarters of its fiscal year 2002, (ii) all of Borrower's fiscal year 2003 and
          (iii) the Borrower's first and second fiscal quarters of its fiscal year 2004.

     (k) Section 6.14 of the Agreement is hereby amended by deleting such
Section in its entirety and inserting in lieu thereof the following:

               SECTION 6.14. Consolidated Tangible Net worth Plus Subordinated Debt. With respect to each fiscal period set forth below, at any time permit the sum of Consolidated Tangible Net Worth plus Subordinated Debt to be less than the amount set forth opposite such period as follows:

Fiscal Period             Consolidated Tangible Net Worth plus Subordinated Debt
-------------             ------------------------------------------------------

4th Quarter 2002                    $85,000,000
1st Quarter 2003                    $80,000,000
2nd Quarter 2003                    $75,000,000
3rd Quarter 2003                    $80,000,000
4th Quarter 2003                    $80,000,000

1st Quarter 2004                    $78,000,000
2nd Quarter 2004                    $75,000,000
3rd Quarter 2004                    $80,000,000
4th Quarter 2004                    $80,000,000
1st Quarter 2005                    $80,000,000
2nd Quarter 2005                    $75,000,000
3rd Quarter 2005                    $80,000,000
4th Quarter 2005                    $80,000,000


     (l) Section 6.15 of the Agreement is hereby amended by deleting such provision in its entirety and inserting in lieu thereof the following:

               SECTION 6.15. Consolidated Total Unsubordinated Liabilities to Consolidated Tangible Net Worth. Permit the ratio of (i) Consolidated Total Unsubordinated Liabilities to (ii) the sum of (x) Consolidated Tangible Net Worth and (y) Subordinated Debt, to be greater than

                    (a) For the period up to and including the second quarter
               for the Borrower's fiscal year 2003, (A) 0.4 at the end of each fiscal year and at the end of the first quarter of each fiscal year, and (B) 0.6 at the end of each of the second and third quarters of each fiscal year; provided that, with respect to the third fiscal quarter in its fiscal year 2002 only, such ratio may be greater than 0.6, but shall not be greater than 0.65; and

                    (b) For the period beginning with the third quarter for the
               Borrower's fiscal year 2003 and ending on the Maturity Date, (A)
               0.85 at the end of the third quarter of each fiscal year, (B)
               0.45 at the end of the fourth quarter of each fiscal year, (C)
               0.4 at the end of the first quarter of each fiscal year, and (D)
               0.6 at the end of each of the second quarter of each fiscal year.

     (m) Article VI of the Agreement is hereby amended by adding at the end thereof a new Section 6.17 to read in its entirety as follows:

               SECTION 6.17. Clean-Up Period. Fail to repay in full all revolving credit loans made by such Bank to the Borrower pursuant to
          Section 2.02 hereof, plus all interest accrued thereon for a period of 90 consecutive days in each fiscal year beginning on February 24, 2002.

     SECTION 3. Conditions To Effectiveness. This Amendment shall become effective only upon the satisfaction or waiver of all of the following conditions precedent:

     (A) The parties hereto shall have duly executed and delivered this Amendment.

     (B) The Agent shall have received certificates of the Secretary or Assistant Secretary of the Borrower and each of the Guarantors dated as of the Amendment Effective Date, certifying: (i) that its respective By-laws either are attached to such certificate, or to the extent not attached have not been amended since the Closing Date, (ii) that its respective charter or certificate, as the case may be, either is attached to such certificate or to the extent not attached has not been amended since the Closing Date, and (iii) as to the incumbency and signatures of each of its respective officers executing this Amendment and any other documents to which it is a party.

     (C) The Agent shall have received from the Borrower the fees and expense reimbursements referred to under Section 7 hereof.

     SECTION 4. Representations and Warranties. In order to induce the Banks and Agent to enter into this Amendment, the Borrower and the Guarantors hereby jointly and severally represent and warrant to the Agent: (i) that the representations and warranties contained in the Agreement are true and correct on and as of the Amendment Effective Date as though made on and as of such date, except for changes which have occurred and which were not prohibited by the terms of the Agreement; (ii) that no Default or Event of Default has occurred and is continuing, or would result from the execution, delivery and performance by the Borrower and the Guarantors, of this Amendment or the Agreement (as amended by this Amendment); (iii) that the Borrower and the Guarantors have full power, right and legal authority to execute, deliver and perform its obligations under this Amendment; (iv) that the Borrower and Guarantors have taken all action necessary to authorize the execution and delivery of, and the performance of its obligations under this Amendment; and (v) that this Amendment constitutes a legal, valid and binding obligation of the Borrower and the Guarantors enforceable against each of them in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     SECTION 5. Guaranty. The Guarantors each acknowledge receipt of a copy of this Amendment Agreement and hereby ratify and affirm their guaranty of the Obligations of the Borrower under the Agreement as amended hereby.

     SECTION 6. Reference To and Effect on The Documents. Each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Agreement in documents related to the Agreement, shall mean and be a reference to the Agreement as amended hereby. Except as specifically amended hereby, the Agreement and all such related documents, and all other documents, agreements, instruments or writings entered into in connection therewith, shall remain in full force and effect and are hereby ratified, confirmed and acknowledged by the Borrower.

     SECTION 7. Fees and Expenses. The Borrower agrees to pay or reimburse the Agent, as stated in Section 10.05 of the Agreement (as amended hereby), for its reasonable out-of-pocket costs and expenses, including, without limitation, the reasonable fees and disbursements of counsel to the Agent incurred by the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder.

     SECTION 8. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the substantive laws of the State of New York, without regard to its conflict of laws principles.

     SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                           JPMORGAN CHASE BANK,
                           As Bank and as Agent,

                           By: /s/ MARGARET J. NOLAN
                               ------------------------
                               Name:  Margaret J. Nolan
                               Title: Vice President


                           SUNTRUST BANK

                           By:
                               ------------------------
                               Name:
                               Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                           JPMORGAN CHASE BANK,
                           As Bank and as Agent,

                           By:
                               ------------------------
                               Name:
                               Title:


                           SUNTRUST BANK

                           By: /s/ VERNON TOWLER
                               ------------------------
                               Name:  Vernon Towler
                               Title: Vice President

                       SIGNATURE PAGE TO SEVENTH AMENDMENT
                       TO LILLIAN VERNON CREDIT AGREEMENT


                           LILLIAN VERNON CORPORATION

                           By: /s/ WAYNE A. PALLADINO
                               ------------------------------
                               Name:  Wayne A. Palladino
                               Title: Chief Financial Officer


                           LILLIAN VERNON FULFILLMENT
                           SERVICES, INC.

                           By: /s/ SUSAN C. HANDLER
                               ------------------------------
                               Name:  Susan C. Handler
                               Title: Secretary


                           LVC RETAIL CORPORATION

                           By: /s/ HARRIET KRAYNIK
                               ------------------------------
                               Name:  Harriet Kraynik
                               Title: Secretary-Treasurer


                           LILLIAN VERNON INTERNATIONAL, INC.

                           By: /s/ SUSAN C. HANDLER
                               ------------------------------
                               Name:  Susan C. Handler
                               Title: Secretary

                                  SCHEDULE 2.01

                                   COMMITMENTS

                                    TRANCHE l

                                                     TRANCHE 1
                                                     COMMITMENT AMOUNT FOR
TRANCHE 1                                            FIRST AND SECOND QUARTERS
BANK                                                 OF BORROWER'S FISCAL YEAR
---------                                            -------------------------

JPMORGAN CHASE BANK                                         $ 7,500,000
SUNTRUST BANK                                               $ 7,500,000
                                                            -----------
TOTAL (for 1st and 2nd quarters)                            $15,000,000


                                                     TRANCHE 1
                                                     COMMITMENT AMOUNT FOR
TRANCHE 1                                            THIRD AND FOURTH QUARTERS
BANK                                                 OF BORROWER'S FISCAL YEAR
---------                                            -------------------------

JPMORGAN CHASE BANK                                         $10,000,000
SUNTRUST BANK                                               $10,000,000
                                                            -----------
TOTAL (for 3rd and 4th quarters)                            $20,000,000


                                    TRANCHE 2

TRANCHE 2                                                   TRANCHE 2
BANK                                                    COMMITMENT AMOUNT
---------                                               -----------------

JPMORGAN CHASE BANK                                         $12,000,000
                                                            -----------
TOTAL                                                       $12,000,000